EXHIBIT 99.1


-----------------------------------------------------------------------------------------------------------------------
                                  Size           % of Deal         Initial DSCR     Initial LTV       Maturity LTV
-----------------------------------------------------------------------------------------------------------------------
        All Loans            3,604,902,433        100.0%                   1.63        68.3%              62.6%

    Investment Grade           695,143,900         19.3%                   2.04        54.0%              52.2%

  Non-Investment Grade       2,909,758,533         80.7%                   1.53        71.7%              65.1%

      Top Ten Loans          1,706,901,534         47.3%                   1.78        63.9%              61.6%

    Non-top ten loans        1,898,000,899         52.7%                   1.50        72.2%              63.5%

    Class A-1A Loans
-----------------------------------------------------------------------------------------------------------------------